Exhibit 99.1

June 11, 2007 Fiscal 2008 First Quarter Earnings

Cautionary Note Regarding Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995, including statements relating to, among other things, (i) the timing of our acquisition of the Enthusiast Media Group, (ii) acquisition-related cost savings, (iii) future business plans, strategies and financial results, and (iv) growth opportunities. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. Factors that could cause actual results to differ include: (i) the challenges and costs of closing, integration and restructuring the Enthusiast Media Group, (ii) interest rate volatility and the impact of a significant increase in the Company's debt service obligations, (iii) market acceptance of and continuing retail demand for physical copies of magazines, books, DVDs, CDs and other home entertainment products, (iv) our ability to realize additional operating efficiencies, cost savings and other benefits from the acquisition, (v) an evolving market for entertainment media, (vi) regulatory or other delays in completing the proposed purchase in a timely manner or at all, (vii) the challenges maintaining relationships with suppliers; (viii) adverse changes in general economic or market conditions; (ix) the ability to attract and retain employees pending consummation of the transaction; (x) intense competition in the marketplace and (xi) other events and other important factors disclosed previously and from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 25, 2007. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements or industry information set forth in this presentation to reflect new information, future events or otherwise. USE OF NON-GAAP FINANCIAL MEASURES We use both generally accepted accounting principles (GAAP), and non-GAAP or adjusted financial measures to evaluate and report the results of our business. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measure is available on the home page of our website at www.sourceinterlink.com by selecting “Reconciliation of Non-GAAP Financial Measures.” Non-GAAP financial measures should be viewed as supplements to — not substitutes for —results of operations presented on the basis of accounting principles generally accepted in the United States.  We believe that non-GAAP financial measures are used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to evaluate our performance without regard to items such as special items and amortization expense, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.  Our management uses non-GAAP financial measures to assist in comparing operating performance from period to period on a consistent basis; for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, stockholders, analysts and investors concerning our financial performance.

Fiscal 2008 First Quarter Conference Call Agenda Introduction First Quarter Results Consolidated Cost Saving Synergies Magazine CD/DVD Acquisition of Enthusiast Media Group Strategic Rationale Business Overview and Investment Highlights Financial Perspective Fiscal 2008 Guidance

First Quarter Financial Highlights from Continuing Operations Performing favorably in challenging markets at retail (music) and newsstand (magazines) Total net revenue of $475 million 6.1% increase from first quarter last year Growth driven by Anderson acquisition and strong DVD sales Adjusted EBITDA of $16.1 million 19% increase from first quarter last year Adjusted income of $5.2 million Adjusted EPS of $0.10 per share

Synergies Drive Value Creation $21 million in cost savings achieved to date from Alliance, Levy and Anderson acquisitions $18 million in identified, achievable cost saving synergies over the next three years Enthusiast Media synergy opportunities $18 million within first twelve months $22 million three years after closing

Segment Review: Magazines Strength in specialty trade category Exclusive supplier for all 1200+ Borders Superstores and WaldenBooks Exclusive supplier to Barnes & Noble internationally; service approximately 75% of Barnes & Noble magazines domestically Newsstand business is challenging but . . . Relationships and scale produce profits Gaining additional market share Realizing synergies from both cost savings and revenue enhancement as a result of the Levy and Anderson acquisitions

Segment Review: CD/DVD Alliance DVD sales continue to outperform the market Up 18.3% versus industry growth of less than 2% Benefit from recent customer wins at Walgreens and Rite Aid New releases, boxed sets, catalog led performance Surpassed CDs and now contributes 53% of mix Alliance CD sales declines reflect soft market Weak release schedule in Q1 results in lower store traffic Digital downloading continues to negatively impact physical CD sales Scale, diversity, depth of catalog help offset market weakness Capitalize on volatility in the market to garner greater share of the distribution pipeline Share gains opportunity at existing and new retail customers VMI capability attracts retailers

Enthusiast Media – Strategic Rationale Transformative acquisition extends leading home entertainment content distributor into content ownership Vertical integration allows Source to own a greater piece of the value chain and eliminate inefficiencies Diversifies sources of revenue and earnings into higher margin publishing segment Creates platform to participate in the ongoing acquisition of content Provides opportunities for digital distribution of content Results in significant cost savings opportunities

EM: The Right Content Entry Point for Source Well managed, stable company Titles feature niche content targeted to loyal audiences Largest penetration of coveted 18-34 male demographic Enthusiast nature of titles attract largely endemic advertisers Subscription component provides circulation diversity High renewal rates Digital and branding growth opportunities

Diverse Revenue and Earnings Streams Publishing segment significantly diversifies both sources of revenue and EBITDA Distribution related EBITDA reduced to 47% of combined company EBITDA EBITDA margin increases from 4% to 9%(1) Provides stable and recurring subscription and advertising revenue streams PF LTM 4/30/2007 Revenue(2) PF LTM 4/30/2007 Adj. EBITDA(2) Note: Assumes EM's fiscal year end December 31 is equivalent to Source’s fiscal year end January 31. (1) Includes synergies from acquisition related cost savings. (2) Pro forma for sale of Wood division and excludes shared services segment. (3) LTM Pro Forma Adj. EBITDA includes $(33)mm of shared services costs, $8.6mm of run-rate Publishing savings and $18.1mm of run-rate cost saving synergies achieved within twelve months. Total LTM Pro Forma Adj. EBITDA(3): $203mm Total Revenue: $2,381mm Magazine/In-Store 38% Publishing 22% DVD/CD Fulfillment 40% Magazine/In-Store 21% DVD/CD Fulfillment 26% Publishing 53%

 Approximately $110 million in EM annualized EBITDA before synergies $18 million in annualized cost saving synergies within twelve months Expect synergy opportunity to grow to $22 million by end of year three EM revenue growth in the low single digits EM EBITDA growth in the mid single digits Financial Perspective on Acquisition Expected to be Accretive to Adjusted Net Income within 12 Months* * Acquisition is expected to be accretive to adjusted net income from continuing operations on an annualized basis within twelve months of closing.

Fiscal 2008 Full Year Guidance Standalone Source, excluding EM Revenue: over $2 billion Adjusted EBITDA*: $80 million to $85 million Adjusted EPS*: $0.57 - $0.62 for the full year calculated on approximately 53 million fully diluted shares Performance Drivers Revenue: Drive benefits of market share gains, add retailers, capitalize on value-added merchandising and service capabilities EBITDA: Continue accelerating realization of cost savings synergies from prior acquisitions Incremental: Enthusiast Media should contribute approximately six months to Source’s fiscal 2008 results (not included in current guidance) * From continuing operations.

The New Source Vertically integrated publisher and distributor $2.5 billion revenue $200+ million annualized adjusted EBITDA* Diversified revenue and earnings stream Strong free cash flow generation capability Longstanding retailer relationships and point-of-sale expertise Highly desirable content that targets attractive niche audiences Significant cost savings opportunities * From continuing operations.